U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington,  D.C.  20549

                                     FORM  8-K

                 CURRENT REPORT PURSUANT TO SECTION13 OR 15(D)OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (date  of  earliest  event  reported):  September  9,  2003

                                   DCM  Enterprises,  Inc.
             (Exact  name  of  registrant  as  specified  in  its  charter)

                                     Nevada
               (State  or  other  jurisdiction  of  incorporation)

                                    0001026507
                             (Commission  File  Number)

                                    95-4643533
                      (I.R.S.  Employer  Identification  Number)

8635  West  Sahara  Ave.,  Suite  433,  Las Vegas, Nevada                  89119
      (Address  of  principal  executive  offices)                   (Zip  Code)

        Registrant's  telephone  number  including  area  code:  (702)  940-0086

                                      None
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

DCM Enterprises, Inc. (the "Company") recently acquired Alpha Tooling, Inc. ("Alpha") pursuant to an asset purchase agreement, a copy of which is filed herewith. Alpha ceased operations after the death of its previous owner, who operated the business for over 30 years. Alpha manufactures tools and dies. Its primary area of expertise is in supplying the aluminum industry with specialty dies, tools, and fixtures. The Company is in the process of obtaining a proprietary product that it can manufacture and sell to distributors and retail outlets.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.

As required under Item 7 of Form 8-K, consolidated financial statements are filed as Exhibit 99.1 to this Form 8-K.

(b)     Pro  Forma  Financial  Information.

As required under Item 7 of Form 8-K, pro forma financial information with respect to Alpha Tooling, Inc. is filed Exhibit 99.2 to this Form 8-K.

(c)     Exhibits.

Exhibit  No.    Description

2.1 Agreement dated August 22, 2003 by and between Internet Business International, Inc. and DCM Enterprises, Inc.

99.1            Consolidated  Financial  Statements

99.2            Pro  Forma  Financial  Information


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                             SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                         DCM  Enterprises,  Inc.

Dated:  September  2,  2003                              By:  /s/  Matt  Sebal
                                                              ------------------
                                                              Matt  Sebal
                                                              President


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